EXHIBIT NO. 10.5
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                           NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT (hereinafter "Agreement") made as of September 4, 2001, effective September 1, 2001, by and between INFINITI PAINT CO., INC., a Florida corporation (hereinafter "INFINITI"), with offices at 4100 North Powerline Road, Suite G-2, Pompano Beach, Florida 33073 and ARLENE N. STORFER (hereinafter "STORFER"), an employee of TROPICAL ASPHALT PRODUCTS CORPORATION (hereinafter "TROPICAL"), a Florida corporation, with an office located at 1904 South 31st Avenue, Hallandale, Florida 33009.

                             W I T N E S S E T H :

     WHEREAS, at the time of execution of this Agreement, INFINITI is a wholly-owned subsidiary of Urecoats Industries Inc.;

     WHEREAS, INFINITI is engaged in the business of selling, marketing, and distributing adhesives, sealants, coatings, paints, and foam products, directly to contractors (hereinafter "INFINITI'S BUSINESS"); and

     WHEREAS, simultaneously with the execution of this Agreement, INFINITI and TROPICAL entered into an exclusive manufacturing agreement (hereinafter "Manufacturing Agreement").

     NOW, THEREFORE , in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.   RECITALS.

The foregoing recitals are true and correct.

2.   NON-COMPETITION.

     (a) As a material inducement to INFINITI entering into the Manufacturing Agreement, STORFER agrees that she will not during the term of the Manufacturing Agreement become associated in any manner, directly or indirectly, with a new entity of any kind, for the purpose of commencing a new business which engages in any business the same or substantially similar to INFINITI'S BUSINESS, in the United States, without INFINITI's prior express written consent, which consent shall not be unreasonably withheld.

     (b) STORFER acknowledges that the occurrence of any of the events and/or activities set forth in Paragraph 2(a) above are events and/or activities that will by their very nature result in irreparable injury to INFINITI which irreparable injury cannot adequately be compensated by damages in an action at law.





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     (c)   STORFER covenants and agrees that if she violates this Agreement,
INFINITI, in addition to the equitable relief provided for in Paragraph 4 hereof, shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or benefits which STORFER directly or indirectly, has realized and/or may realize as a result of, growing out of, or in connection with any such violation.

3. NONSOLICITATION OF EMPLOYEES AND CUSTOMERS; NONACCEPTANCE OF BUSINESS FROM CUSTOMERS. At all times while TROPICAL maintains the Manufacturing Agreement with INFINITI, STORFER shall not, directly or indirectly, for herself or for any other person, firm, corporation, partnership, association or other entity
(a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of INFINITI in connection with any business competitive with the INFINITI BUSINESS, nor shall STORFER make known the names and addresses of such customers or any information relating in any manner to INFINITI'S trade or business relationships with such customers, other than in connection with the performance of STORFER's duties under this Agreement.

4.   REASONABLENESS OF RESTRICTIONS.

     (a) STORFER has carefully read and considered the provisions of Paragraph 2 hereof, and agrees that the restrictions set forth in such Paragraph 2 (including, but not limited to, the time period of restriction and the geographical areas of restriction) are fair and reasonable and are reasonably required for the protection of the interests of INFINITI.

     (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraph 2 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 2 hereof relating to time period and/or areas of restriction shall be declared by a court of competent jurisdiction to exceed the maximum time period or areas such court deems reasonable and enforceable, said time period and/or areas of restriction shall be deemed to become, and thereafter be, the maximum time period and/or area which such court deems reasonable and enforceable.

5.   EQUITABLE RELIEF.

     In the event of a breach by STORFER of any of the provisions of Paragraph 2(a), INFINITI, in addition to and not in limitation of any other rights, remedies, or damages available to INFINITI at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by STORFER or any and all persons directly or indirectly acting for, with or on behalf of STORFER.

6.   MISCELLANEOUS PROVISIONS.

     (a) TERMINATION OF AGREEMENT. This Agreement may be terminated by either party with or without cause upon thirty (30) days prior written notice. Notwithstanding the foregoing, the parties hereto agree that the provisions of Paragraph 2 of this Agreement shall continue to apply for the period(s) of time set forth herein.


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     (b)   NOTICES.  All notices required or permitted to be given under the terms of this Agreement shall be in writing. Notices may be personally delivered to a party or may be mailed or sent via overnight delivery service by a nationally recognized overnight delivery carrier to a party at its address first set forth above or sent via facsimile. Notices are deemed given when actually received by the party being noticed. However, if a notice is mailed to a party by certified mail, return receipt requested, proper postage prepaid, in an envelope addressed to the address of the party set forth in the first paragraph of this Agreement (or such other address as may be designated by a party by giving notice thereof to the other party), then such notice shall be deemed given on the date that it is turned over to the custody of the United States Postal Service.

     (c) FURTHER ASSURANCES. All parties shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

     (d) GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

     (f) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any provision hereof.

     (g) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding among the parties concerning the subject matter hereof and it supersedes all prior or contemporaneous agreements or understandings. No waiver or modification of the terms hereof shall be valid unless in writing signed by the party or parties to be charged and only to the extent therein set forth. No covenant, representation or condition not expressed in this Agreement shall offset or be effective to interpret, change or restrict the express provisions of this Agreement.

     (h) SEVERABILITY. The invalidity in whole or in part of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word, or of any provision of this Agreement shall not affect the validity of the remaining portions thereof.

     (i) BINDING EFFECT. This Agreement shall be binding upon the heirs, personal representatives, guardians, legal representatives, administrators, assigns and successors of the parties hereto.

     (j) ATTORNEYS' FEES. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to court costs and reasonable attorneys' fees at the trial and at the appellate levels.

     (k) ASSIGNMENT. Neither party to this Agreement shall be permitted to assign any rights or obligations under this Agreement without the prior written consent of the other party.

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     (l)   GOVERNING LAW AND VENUE.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto agree that all actions and proceedings relating directly or indirectly hereto shall be litigated in any state court or federal court located in Broward County, Florida, and the parties hereby expressly consent to the jurisdiction of any such courts and to venue therein and consent to service of process in any such action or proceeding by certified or registered mailing of the summons and complaint therein directed to the parties at their respective addresses set forth in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

                                  INFINITI PAINT CO., INC.


                               By: /s/ Timothy M. Kardok
                                   -----------------------
                            Title: President





































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STATE OF FLORIDA        )
                        )SS:
COUNTY OF BROWARD       )

     The foregoing instrument was acknowledged before me this 4th day of September, 2001, by INFINITI PAINT COMPANY, INC., a Florida corporation, by Timothy M. Kardok as President, on behalf of such company, who is personally known to me or who has produced driver's license as identification and who did not take an oath.

                               Notary Public:

                               sign   /s/ Robert L. Sader

                               print  Robert L. Sader
                                      State of Florida at Large (Seal)
                                      My Commission # CC 782654
                                      My Commission Expires: October 16, 2002
                                      Bonded thru Notary Public Underwriters
/s/ Arlene N. Storfer
---------------------
ARLENE N. STORFER


STATE OF FLORIDA        )
                        )SS:
COUNTY OF BROWARD       )


     The foregoing instrument was acknowledged before me this 4th day of September, 2001, by Arlene N. Storfer, who is personally known to me or who has produced driver's license as identification and who did not take an oath.

                               Notary Public:

                               sign   /s/ Robert L. Sader

                               print  Robert L. Sader
                                      State of Florida at Large (Seal)
                                      My Commission # CC 782654
                                      My Commission Expires: October 16, 2002
                                      Bonded thru Notary Public Underwriters












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